Exhibit 99.1

REPAY Reports Second Quarter 2021 Financial Results

ATLANTA, August 9, 2021 -- Repay Holdings Corporation (NASDAQ: RPAY) (“REPAY” or the “Company”), a leading provider of vertically-integrated payment solutions, today reported financial results for its second quarter ended June 30, 2021.

“We are proud to report another strong quarter, which included card payment volume and gross profit growth of 28% and 29% respectively, and we are seeing positive trends across all of our businesses,” said John Morris, CEO of REPAY. “We closed the acquisition of BillingTree in June and the integration is going very well.  We also continue to make significant strides in building out our B2B business to capture more of the large and underpenetrated B2B payments market, with many recent exciting announcements, including our latest acquisition of Kontrol Payables.”

Three Months Ended June 30, 2021 Highlights

•	Card payment volume was $4.6 billion, an increase of 28% over the second quarter of 2020
•	Total revenue was $48.4 million, a 33% increase over the second quarter of 2020
•	Gross profit was $35.7 million, an increase of 29% over the second quarter of 2020
•	Net loss was ($13.4) million, as compared to a net loss of ($83.2) million in the second quarter of 2020
•	Adjusted EBITDA was $20.4 million, an increase of 26% over the second quarter of 2020
•	Adjusted Net Income was $14.0 million, an increase of 26% over the second quarter of 2020
•	Adjusted Net Income per share was $0.16

Gross profit represents total revenue less cost of services. Adjusted EBITDA, Adjusted Net Income, and Adjusted Net Income per share are non-GAAP financial measures.  See “Non-GAAP Financial Measures” and the reconciliations of Adjusted EBITDA and Adjusted Net Income to their most comparable GAAP measures provided below for additional information.

2021 Outlook Update

REPAY now expects the following financial results for full year 2021 and replaces previously provided guidance. This updated outlook reflects the closing of the BillingTree acquisition, which occurred on June 15, 2021 (rather than the previously-estimated closing date of July 1, 2021), as well as the Kontrol Payables acquisition, which occurred on June 22, 2021.

Full Year 2021 Outlook
Updated Guidance
Card Payment Volume	$20.3 - 20.8 billion
Total Revenue	$214 - 222 million
Gross Profit	$160 - 166 million
Adjusted EBITDA	$92 - 96 million

This range assumes no further unforeseen COVID-related impacts, which could create substantial economic duress in the remainder of 2021. REPAY does not provide quantitative reconciliation of forward-looking, non-GAAP financial measures, such as forecasted 2021 Adjusted EBITDA, to the most directly comparable GAAP financial measure, because it is difficult to reliably predict or estimate the relevant components without unreasonable effort due to future uncertainties that may potentially have significant impact on such calculations, and providing them may imply a degree of precision that would be confusing or potentially misleading.

Conference Call

REPAY will host a conference call to discuss second quarter 2021 financial results today at 5:00 pm ET. Hosting the call will be John Morris, CEO, and Tim Murphy, CFO. The call will be webcast live from REPAY’s investor relations website at https://investors.repay.com/investor-relations. The conference call can also be accessed live over the phone by dialing (877) 407-3982, or for international callers (201) 493-6780. A replay will be available one hour after the call and can be accessed by dialing (844) 512-2921 or (412) 317-6671 for international callers; the conference ID is 13721211. The replay will be available at https://investors.repay.com/investor-relations.

Non-GAAP Financial Measures

This communication includes certain non-GAAP financial measures that REPAY’s management uses to evaluate its operating business, measure its performance and make strategic decisions. Adjusted EBITDA is a non-GAAP financial measure that represents net income prior to interest expense, tax expense, depreciation and amortization, as adjusted to add back certain non-cash and non-recurring charges, such as loss on extinguishment of debt, loss on termination of interest rate hedge, non-cash change in fair value of contingent consideration, non-cash change in fair value of assets and liabilities, non-cash change in fair value of warrant liabilities, share-based compensation charges, transaction expenses, employee recruiting costs, other taxes, restructuring and other strategic initiative costs and other non-recurring charges. Adjusted Net Income is a non-GAAP financial measure that represents net income prior to amortization of acquisition-related intangibles, as adjusted to add back certain non-cash and non-recurring charges, such as loss on extinguishment of debt, loss on termination of interest rate hedge, non-cash change in fair value of contingent consideration, non-cash change in fair value of assets and liabilities, non-cash change in fair value of warrant liabilities, share-based compensation expense, transaction expenses, employee recruiting costs, restructuring and strategic initiative costs and other non-recurring charges, non-cash interest expense, net of tax effect associated with these adjustments. Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions. Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although REPAY excludes amortization from acquisition-related intangibles from its non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation.  Adjusted Net Income per share is a non-GAAP financial measure that represents Adjusted Net Income divided by the weighted average number of shares of Class A common stock outstanding (on an as-converted basis) for the three months ended June 30, 2021 and the three months ended June 30, 2020 (in each case, excluding shares subject to forfeiture). REPAY believes that Adjusted EBITDA, Adjusted Net Income, and Adjusted Net Income per share provide useful information to investors and others in understanding and evaluating its operating results in the same manner as management. However, Adjusted EBITDA, Adjusted Net Income, and Adjusted Net Income per share are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for net income, operating profit, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze REPAY’s business has material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in REPAY’s industry may report measures titled Adjusted EBITDA, Adjusted Net Income, Adjusted Net Income per share, or similar measures, such non-GAAP financial measures may be calculated differently from how REPAY calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider Adjusted EBITDA, Adjusted Net Income, and Adjusted Net Income per share alongside other financial performance measures, including net income and REPAY’s other financial results presented in accordance with GAAP.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, REPAY’s plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “guidance,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, REPAY’s  updated 2021 outlook, anticipated benefits from the BillingTree and Kontrol Payables acquisitions, the effects of the COVID-19 pandemic, expected demand on REPAY’s product offering, including further implementation of electronic payment options and statements regarding REPAY’s market and growth opportunities, and our business strategy and the plans and objectives of management for future operations. Such forward-looking statements are based upon the current beliefs and expectations of REPAY’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control.

In addition to factors disclosed in REPAY’s reports filed with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2020, as amended, and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: exposure to economic conditions and political risk affecting the consumer loan market, the receivables management industry and consumer and commercial spending; the impacts of the ongoing COVID-19 coronavirus pandemic and the actions taken to control or mitigate its spread; a delay or failure to integrate and/or realize the benefits of the BillingTree acquisition and the Company’s other recent acquisitions; changes in the payment processing market in which REPAY competes, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that REPAY targets, including the regulatory environment applicable to REPAY’s customers; risks relating to REPAY’s relationships within the payment ecosystem; risk that REPAY may not be able to execute its growth strategies, including identifying and executing acquisitions; risks relating to data security; changes in accounting policies applicable to REPAY; and the risk that REPAY may not be able to maintain effective internal controls.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. All information set forth herein speaks only as of the date hereof in the case of information about REPAY or the date of such information in the case of information from persons other than REPAY, and REPAY disclaims any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding REPAY’s industry and end markets are based on sources it believes to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

About REPAY

REPAY provides integrated payment processing solutions to verticals that have specific transaction processing needs. REPAY’s proprietary, integrated payment technology platform reduces the complexity of electronic payments for merchants, while enhancing the overall experience for consumers and businesses.

Contacts

Investor Relations Contact for REPAY:

repayIR@icrinc.com

Media Relations Contact for REPAY:

Kristen Hoyman

(404) 637-1665

khoyman@repay.com

Consolidated Statement of Operations

	Three Months ended June 30,		Six Months ended June 30,
(in $ thousands)	2021	2020	2021	2020
Revenue	$48,412	$36,501	$95,932	$75,963
Operating expenses
Other costs of services	$12,721	$8,727	$25,196	$19,498
Selling, general and administrative	29,542	19,018	52,935	37,184
Depreciation and amortization	19,679	14,706	37,472	28,610
Change in fair value of contingent consideration	(1,200)	740	1,449	740
Total operating expenses	$60,742	$43,191	$117,052	$86,032
Income (loss) from operations	$(12,330)	$(6,690)	$(21,120)	$(10,069)
Interest expense	(817)	(3,704)	(2,000)	(7,222)
Loss on extinguishment of debt	—	—	(5,941)	—
Change in fair value of warrant liabilities	—	(66,670)	—	(73,568)
Change in fair value of tax receivable liability	(4,355)	(10,038)	(3,312)	(10,580)
Other income	34	5	63	44
Other loss	—	—	(9,080)	—
Total other (expenses) income	(5,138)	(80,407)	(20,270)	(91,326)
Income (loss) before income tax expense	(17,468)	(87,097)	(41,390)	(101,395)
Income tax benefit	4,117	3,897	10,059	5,012
Net income (loss)	$(13,351)	$(83,200)	$(31,331)	$(96,383)
Net income (loss) attributable to non-controlling interest	(1,081)	(3,903)	(3,268)	(6,755)
Net income (loss) attributable to the Company	$(12,270)	$(79,297)	$(28,063)	$(89,628)
Weighted-average shares of Class A common stock outstanding - basic and diluted	79,781,185	41,775,128	78,200,752	39,699,841
Loss per Class A share - basic and diluted	($0.15)	($1.90)	($0.36)	($2.26)

Consolidated Balance Sheets

(in $ thousands)	June 30, 2021 (Unaudited)	December 31, 2020
Assets
Cash and cash equivalents	$120,401	$91,130
Accounts receivable	31,398	21,311
Prepaid expenses and other	9,230	6,925
Total current assets	161,029	119,366

Property, plant and equipment, net	2,603	1,628
Restricted cash	20,138	15,375
Customer relationships, net of amortization	470,027	280,887
Software, net of amortization	80,252	64,435
Other intangible assets, net of amortization	31,026	23,905
Goodwill	751,194	458,970
Operating lease right-of-use assets, net of amortization	10,882	10,075
Deferred tax assets	118,019	135,337
Total noncurrent assets	1,484,141	990,612
Total assets	$1,645,170	$1,109,978

Liabilities
Accounts payable	$18,000	$11,880
Related party payable	18,100	15,812
Accrued expenses	21,169	19,216
Current maturities of long-term debt	-	6,761
Current operating lease liabilities	1,828	1,527
Current tax receivable agreement	10,441	10,240
Total current liabilities	69,538	65,436

Long-term debt, net of current maturities	427,950	249,953
Noncurrent operating lease liabilities	9,525	8,837
Tax receivable agreement	224,524	218,988
Other liabilities	2,658	10,583
Total noncurrent liabilities	664,657	488,361
Total liabilities	$734,195	$553,797

Commitment and contingencies (Note 12)

Stockholders' equity
Class A common stock, $0.0001 par value; 2,000,000,000 shares authorized and 88,222,430 issued and outstanding as of June 30, 2021; 2,000,000,000 shares authorized and 71,244,682 issued and outstanding as of December 31, 2020	9	7
Class V common stock, $0.0001 par value; 1,000 shares authorized and 100 shares issued and outstanding as of June 30, 2021 and 2020	-	-
Additional paid-in capital	1,073,164	691,675
Accumulated other comprehensive (loss) income	-	(6,437)
Accumulated deficit	(203,995)	(175,932)
Total stockholders' equity	$869,178	$509,313

Equity attributable to non-controlling interests	41,797	46,868

Total liabilities and stockholders' equity and members' equity	$1,645,170	$1,109,978

Key Operating and Non-GAAP Financial Data

Unless otherwise stated, all results compare second quarter and six month 2021 results to second quarter and six month 2020 results from continuing operations for the period ended June 30, respectively.

The following tables and related notes reconcile these non-GAAP measures to GAAP information for the three-month and six-month periods ended June 30, 2021 and 2020:

	Three months ended June 30,			Six months ended June 30,
(in $ thousands)	2021	2020	% Change	2021	2020	% Change
Card payment volume	$4,623,964	$3,612,752	28%	$9,237,966	$7,473,852	24%
Gross profit[1]	35,691	27,774	29%	70,736	56,465	25%
Adjusted EBITDA[2]	20,403	16,221	26%	40,864	33,571	22%

(1)	Gross profit represents total revenue less other costs of services.
(2)

Adjusted EBITDA is a non-GAAP financial measure that represents net income adjusted for interest expense, depreciation and amortization and certain other non-cash charges and non-recurring items. See “Non-GAAP Financial Measures” above and the reconciliation of Adjusted EBITDA to its most comparable GAAP measure below.

Reconciliations of GAAP Net Income to Non-GAAP Adjusted EBITDA

For the Three Months Ended June 30, 2021 and 2020

(Unaudited)

	Three Months ended June 30,
(in $ thousands)	2021	2020(k)
Revenue	$48,412	$36,501
Operating expenses
Other costs of services	$12,721	$8,727
Selling, general and administrative	29,542	19,018
Depreciation and amortization	19,679	14,706
Change in fair value of contingent consideration	(1,200)	740
Total operating expenses	$60,742	$43,191
Income (loss) from operations	$(12,330)	$(6,690)
Interest expense	(817)	(3,704)
Loss on extinguishment of debt	—	—
Change in fair value of warrant liabilities	—	(66,670)
Change in fair value of tax receivable liability	(4,355)	(10,038)
Other income	34	5
Other loss	—	—
Total other (expenses) income	(5,138)	(80,407)
Income (loss) before income tax expense	(17,468)	(87,097)
Income tax benefit	4,117	3,897
Net income (loss)	$(13,351)	$(83,200)

Add:
Interest expense	817	3,704
Depreciation and amortization(a)	19,679	14,706
Income tax (benefit)	(4,117)	(3,897)
EBITDA	$3,028	$(68,687)

Non-cash change in fair value of warrant liabilities(b)	—	66,670
Non-cash change in fair value of contingent consideration(c)	(1,200)	740
Non-cash change in fair value of assets and liabilities(d)	4,355	10,038
Share-based compensation expense(e)	5,505	5,475
Transaction expenses(f)	6,978	1,575
Employee recruiting costs(g)	38	56
Other taxes(h)	420	39
Restructuring and other strategic initiative costs(i)	945	112
Other non-recurring charges(j)	334	202
Adjusted EBITDA	$20,403	$16,221

Reconciliations of GAAP Net Income to Non-GAAP Adjusted EBITDA

For the Six Months Ended June 30, 2021 and 2020

(Unaudited)

	Six Months ended June 30,
(in $ thousands)	2021	2020(k)
Revenue	$95,932	$75,963
Operating expenses
Other costs of services	$25,196	$19,498
Selling, general and administrative	52,935	37,184
Depreciation and amortization	37,472	28,610
Change in fair value of contingent consideration	1,449	740
Total operating expenses	$117,052	$86,032
Income (loss) from operations	$(21,120)	$(10,069)
Interest expense	(2,000)	(7,222)
Loss on extinguishment of debt	(5,941)	—
Change in fair value of warrant liabilities	—	(73,568)
Change in fair value of tax receivable liability	(3,312)	(10,580)
Other income	63	44
Other loss	(9,080)	—
Total other (expenses) income	(20,270)	(91,326)
Income (loss) before income tax expense	(41,390)	(101,395)
Income tax benefit	10,059	5,012
Net income (loss)	$(31,331)	$(96,383)

Add:
Interest expense	2,000	7,222
Depreciation and amortization(a)	37,472	28,610
Income tax (benefit)	(10,059)	(5,012)
EBITDA	$(1,918)	$(65,563)

Loss on extinguishment of debt (l)	5,941	—
Loss on termination of interest rate hedge(m)	9,080	—
Non-cash change in fair value of warrant liabilities(b)	—	73,568
Non-cash change in fair value of contingent consideration(c)	1,449	740
Non-cash change in fair value of assets and liabilities(d)	3,312	10,580
Share-based compensation expense(e)	10,656	8,998
Transaction expenses(f)	9,318	4,444
Employee recruiting costs(g)	174	56
Other taxes(h)	559	226
Restructuring and other strategic initiative costs(i)	1,573	190
Other non-recurring charges(j)	720	332
Adjusted EBITDA	$40,864	$33,571

Reconciliations of GAAP Net Income to Non-GAAP Adjusted Net Income

For the Three Months Ended June 30, 2021 and 2020

(Unaudited)

	Three Months ended June 30,
(in $ thousands)	2021	2020(k)
Revenue	$48,412	$36,501
Operating expenses
Other costs of services	$12,721	$8,727
Selling, general and administrative	29,542	19,018
Depreciation and amortization	19,679	14,706
Change in fair value of contingent consideration	(1,200)	740
Total operating expenses	$60,742	$43,191
Income (loss) from operations	$(12,330)	$(6,690)
Interest expense	(817)	(3,704)
Loss on extinguishment of debt	—	—
Change in fair value of warrant liabilities	—	(66,670)
Change in fair value of tax receivable liability	(4,355)	(10,038)
Other income	34	5
Other loss	—	—
Total other (expenses) income	(5,138)	(80,407)
Income (loss) before income tax expense	(17,468)	(87,097)
Income tax benefit	4,117	3,897
Net income (loss)	$(13,351)	$(83,200)

Add:
Amortization of Acquisition-Related Intangibles(n)	17,270	13,841
Non-cash change in fair value of warrant liabilities(b)	—	66,670
Non-cash change in fair value of contingent consideration(c)	(1,200)	740
Non-cash change in fair value of assets and liabilities(d)	4,355	10,038
Share-based compensation expense(e)	5,505	5,475
Transaction expenses(f)	6,978	1,575
Employee recruiting costs(g)	38	56
Restructuring and other strategic initiative costs(i)	945	112
Other non-recurring charges(j)	334	202
Non-cash interest expense(o)	802	—
Pro forma taxes at effective rate(p)	(7,693)	(4,427)
Adjusted Net Income	$13,983	$11,082

Shares of Class A common stock outstanding (on an as-converted basis)(q)	87,734,237	69,623,608
Adjusted Net income per share	$0.16	$0.16

Reconciliations of GAAP Net Income to Non-GAAP Adjusted Net Income

For the Six Months Ended June 30, 2021 and 2020

(Unaudited)

	Six Months ended June 30,
(in $ thousands)	2021	2020(k)
Revenue	$95,932	$75,963
Operating expenses
Other costs of services	$25,196	$19,498
Selling, general and administrative	52,935	37,184
Depreciation and amortization	37,472	28,610
Change in fair value of contingent consideration	1,449	740
Total operating expenses	117,052	$86,032
Income (loss) from operations	$(21,120)	$(10,069)
Interest expense	(2,000)	(7,222)
Loss on extinguishment of debt	(5,941)	—
Change in fair value of warrant liabilities	—	(73,568)
Change in fair value of tax receivable liability	(3,312)	(10,580)
Other income	63	44
Other loss	(9,080)	—
Total other (expenses) income	(20,270)	(91,326)
Income (loss) before income tax expense	(41,390)	(101,395)
Income tax benefit	10,059	5,012
Net income (loss)	$(31,331)	$(96,383)

Add:
Amortization of Acquisition-Related Intangibles(n)	33,309	27,044
Loss on extinguishment of debt (l)	5,941	—
Loss on termination of interest rate hedge(m)	9,080	—
Non-cash change in fair value of warrant liabilities(b)	—	73,568
Non-cash change in fair value of contingent consideration(c)	1,449	740
Non-cash change in fair value of assets and liabilities(d)	3,312	10,580
Share-based compensation expense(e)	10,656	8,998
Transaction expenses(f)	9,318	4,444
Employee recruiting costs(g)	174	56
Restructuring and other strategic initiative costs(i)	1,573	190
Other non-recurring charges(j)	720	332
Non-cash interest expense(o)	1,338	—
Pro forma taxes at effective rate(p)	(16,473)	(6,124)
Adjusted Net Income	$29,066	$23,445

Shares of Class A common stock outstanding (on an as-converted basis)(q)	86,165,128	68,405,601
Adjusted Net income per share	$0.34	$0.34

(a)	See footnote (n) for details on our amortization and depreciation expenses.
(b)	Reflects the mark-to-market fair value adjustments of the warrant liabilities.
(c)	Reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the most recent balance sheet date.
(d)	Reflects the changes in management’s estimates of the fair value of the liability relating to the Tax Receivable Agreement.
(e)

Represents compensation expense associated with equity compensation plans, totaling $5,505,490 and $10,656,088 in the three and six months ended June 30, 2021, respectively and $5,475,000 and $8,998,180 in the three and six months ended June 30, 2020 respectively.

(f)

Primarily consists of (i) during the three and six months ended June 30, 2021, professional service fees and other costs incurred in connection with the acquisitions of cPayPlus, CPS Payments, BillingTree and Kontrol Payables, as well as professional service expenses related to the January 2021 equity and convertible notes offerings and (ii) during the three and six months ended June 30, 2020, professional service fees and other costs incurred in connection with the acquisition of Ventanex, and additional transaction expenses incurred in connection with the business combination with Thunder Bridge in July 2019 (the “Business Combination”) and the acquisitions of TriSource Solutions and APS Payments.

(g)	Represents payments made to third-party recruiters in connection with a significant expansion of REPAY’s personnel, which REPAY expects will become more moderate in subsequent periods.
(h)	Reflects franchise taxes and other non-income based taxes.
(i)

Reflects consulting fees related to our processing services and other operational improvements, including restructuring and integration activities related to our acquired businesses, that were not in the ordinary course during the three and six months ended June 30, 2021 and 2020.

(j)

For the three and six months ended June 30, 2021 and the three and six months ended June 30, 2020 reflects extraordinary refunds to customers and other payments related to COVID-19. Additionally, in the three months ended June 30, 2021 reflects non-cash rent expense, and in the three and six months ended June 30, 2020, reflects expenses incurred related to one-time accounting system and compensation plan implementation related to becoming a public company.

(k)	Does not include adjustment for incremental depreciation and amortization recorded due to fair-value adjustments under ASC 805.
(l)	Reflects write-offs of debt issuance costs relating to Hawk Parent’s term loans.
(m)	Reflects realized loss of our interest rate hedging arrangement which terminated in conjunction with the repayment of Term Loans.
(n)

For the three and six months ended June 30, 2021, reflects amortization of customer relationships, non-compete agreement, software, and channel relationship intangibles acquired through the Business Combination, and customer relationships, non compete agreement, and software intangibles acquired through Repay Holdings, LLC’s acquisitions of TriSource Solutions, APS Payments, Ventanex, cPayPlus, CPS Payments, BillingTree and Kontrol Payables. For the three and six months ended June 30, 2020 reflects amortization of customer relationships, non-compete agreement, software, and channel relationship intangibles acquired through the Business Combination, and customer relationships, non compete agreement, and software intangibles acquired through Repay Holdings, LLC’s acquisitions of TriSource Solutions, APS Payments, and Ventanex. This adjustment excludes the amortization of other intangible assets which were acquired in the regular course of business, such as capitalized internally developed software and purchased software. See additional information below for an analysis of our amortization expenses:

	Three months ended June 30,		Six months ended June 30,
(in $ thousands)	2021	2020	2021	2020
Acquisition-related intangibles	$17,270	$13,841	$33,309	$27,044
Software	2,120	605	3,291	1,067
Amortization	$19,390	$14,446	$36,600	$28,111
Depreciation	289	260	872	499
Total Depreciation and amortization[1]	$19,679	$14,706	$37,472	$28,610

1)

Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions (see corresponding adjustments in the reconciliation of net income to Adjusted Net Income presented above). Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although REPAY excludes amortization from acquisition-related intangibles from our non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. Amortization of intangibles that relate to past acquisitions will recur in future periods until such intangibles have been fully amortized. Any future acquisitions may result in the amortization of additional intangibles.

(o)	Represents non-cash deferred debt issuance costs.
(p)	Represents pro forma income tax adjustment effect associated with items adjusted above.
(q)

Represents the weighted average number of shares of Class A common stock outstanding (on an as-converted basis) for the three and six months ended June 30, 2021, and the three and six months ended June 30, 2020. These numbers do not include any shares issuable upon conversion of the Company’s convertible senior notes due 2026.